BLACKROCK MUNICIPAL SERIES TRUST

BlackRock Strategic Municipal Opportunities Fund

(the “Fund”)

Supplement dated April 10, 2014
to the Summary Prospectus dated January 27, 2014

Effective May 16, 2014, the following changes are made to the Fund’s Summary Prospectus:

Footnote 1 to the Fund’s fee table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

Shareholders should retain this Supplement for future reference

SPRO-SMF-0414SUP